Virtus AlphaSector AllocationSM Fund,

a series of Virtus Opportunities Trust

Supplement dated December 6, 2010 to the Prospectus dated January 31, 2010 and to the Statement of Additional Information dated January 31, 2010,

each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS ALPHASECTOR ALLOCATION FUND

The Board of Trustees of the Virtus Opportunities Trust (the “Board”), on behalf of the Virtus AlphaSector Allocation Fund, has unanimously approved the merger of the Virtus AlphaSector Allocation Fund with and into the Virtus AlphaSector Rotation Fund, also a series of the Virtus Opportunities Trust. The merger will be conducted without a shareholder vote pursuant to the funds’ Declaration of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund
Virtus AlphaSector Allocation Fund	Virtus AlphaSector Rotation Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Virtus AlphaSector Allocation Fund will transfer all or substantially all of its assets to the Virtus AlphaSector Rotation Fund in exchange for shares of the Virtus AlphaSector Rotation Fund and the assumption by the Virtus AlphaSector Rotation Fund of all liabilities of the Virtus AlphaSector Allocation Fund. Following the exchange, the Virtus AlphaSector Allocation Fund will distribute the shares of the Virtus AlphaSector Rotation Fund to its shareholders pro rata, in liquidation of the Virtus AlphaSector Allocation Fund.

The merger will be effective on or about January 21, 2011.

Effective at 4:00 PM on January 21, 2011, the Virtus AlphaSector Allocation Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Virtus AlphaSector Rotation Fund, will be distributed to shareholders of the Virtus AlphaSector Allocation Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VOT 8020/ASAF Merger (12/10)